                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Randall I. Bresee and Leonard B. McCurdy, and each of them, with full power to act alone without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration of common stock to be issued by Registrant in connection with the merger of IPIX with and into a wholly-owned subsidiary of the Registrant and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement(s) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                              TITLE                                    DATE
                ---------                              -----                                    ----


       /s/ LEONARD B. McCURDY             Chief Executive Officer,
----------------------------------------   Chairman and Director                          November 17, 1999
         Leonard B. McCurdy


        /s/ KEVIN B. McCURDY              Executive Vice President
-----------------------------------------  and Director                                   November 17, 1999
          Kevin B. McCurdy


       /s/ RANDALL I. BRESEE              Chief Financial Officer
-----------------------------------------                                                 November 17, 1999
         Randall I. Bresee


         /s/ DUNCAN FORTIER               Director
-----------------------------------------                                                 November 17, 1999
           Duncan Fortier


          /s/ JOHN MORAGNE                Director
-----------------------------------------                                                 November 17, 1999
            John Moragne


       /s/ PHILLIP SANDERSON              Director
-----------------------------------------                                                 November 17, 1999
         Phillip Sanderson